Exhibit 10.1
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.
Wright Express Corporation
Amended and Restated 2010 Growth Grant Long Term Incentive Program
Award Date: March 3, 2010
Amendment and Restatement Date: April 8, 2011
Unit Allocation Ratio:

Wright Express
Job Category	NQSOs	PSUs	RSUs
CEO(1)	50%	50%	0%
Officers	0%	60%	40%
Non-Officers	0%	50%	50%

(1)	For the CEO, the actual units approved by the committee were determined based on a specific target value which was split evenly between options and PSUs. The number of shares in the Option were determined based on a Black-Scholes valuation on February 17, 2010. The Black-Scholes valuation used the same stock price assumption as the PSUs and RSUs and results in the actual number of shares in the option being greater than the number of PSU shares.

NQSO = Non-Qualified Stock Option

RSU = Restricted Stock Unit

PSU = Performance-Based Restricted Stock Unit
Vesting Schedule:
Stock Options and Restricted Stock Units
•	The Non-Qualified Stock Options (NQSOs) and Restricted Stock Units (RSUs) vest at a rate of one third each year over a 3 year period beginning on the first anniversary of award date. Each tranche of NQSOs also includes an additional two-year holding period from the date of vesting. During this holding period, NQSOs can be exercised but shares acquired on such exercise may not be sold with the exception of those shares which may be sold to cover the exercise price and tax withholding applicable to such exercise.
Performance Based Restricted Stock Units — Section 16 Officers
The Performance-Based Restricted Stock Units (PSUs) for persons who were Section 16 officers of the Company on the date of grant of the Award shall vest according to the following vesting schedule based on performance:

2010 Growth Grant PSU Performance Goals
Weight	Metrics	Threshold			Target			Maximum
45%	2012 PPG Adjusted Revenue	$	[**]		$	[**]		$	[**]
30%	2012 Reported Adjusted Net Income (ANI)	$	[**]		$	[**]		$	[**]
25%	ROIC Performance Factor		[**]	%		[**]	%		[**]	%

•	Adjusted Net Income means Adjusted Net Income as reported in the Corporation’s Form 10-K filing reporting the Corporation’s results for the full year 2012 and may be adjusted to exclude the following items (if any): losses from discontinued operations, the cumulative effects of changes in Generally Accepted Accounting Principles, any one-time charge or dilution resulting from any acquisition or divestiture, the effect of changes to our effective federal or state tax rates, extraordinary items of loss or expense, and any other unusual or nonrecurring items of loss or expense, including restructuring charges.

•	ROIC is calculated as average Operating Income adjusted for realized gains or losses on hedges and tax affected for the period beginning January 1, 2010 and ending December 2012 divided by average Invested Capital for the same period. Invested Capital is defined as Total Assets less the following: Cash, Cash Equivalents, asset or liability for Derivative Instruments, Accounts Payable, Accrued Expenses, Income Taxes Payable, Operating Debt, Net Deferred Tax Asset or Liability, and other non-interest bearing liabilities.

•	In determining the final payout versus performance, the Compensation Committee may exercise discretion to include all or part of an item of loss or expense including one time and financing charges related to key strategic acquisitions or alliances.

2010 Growth Grant PSU Conversion Levels
Company Performance	Shares Granted as a Percent of PSU Target Award
Below Threshold	0%
Threshold	50%
Target	100%
Maximum	200%
Above Maximum	200%

Threshold performance must be achieved for both Reported Adjusted Net Income and PPG Adjusted Revenue for any PSUs to vest

Shares granted are ratable between Threshold, Target, and Maximum based on actual performance
Performance Based Restricted Stock Units — Non-Section 16 Officers
The Performance Based Restricted Stock Units (PSUs) for persons who were not Section 16 officers of the Company on the date of grant of the Award shall vest according to the following vesting schedule based on performance:
I. Interim Milestone:

2010 PSU — Non Executive Interim Milestone Metric
Metric	Threshold	Target		Maximum
PPG Adjusted Total Revenue — Six quarters beginning 01/01/2010 through 06/30/2011.	n/a	$	[**]	n/a
•	If the Interim Milestone goal is achieved, 30% of non-executive PSUs will vest at target on August 15, 2011 provided that the Grantee remains employed by the Company on such date.

•	If the Interim Milestone goal is not achieved, then the PSUs will remain in the pool to vest upon the achievement of the final 2010 Full Grant Metrics as defined below.

•	Persons who were Section 16 officers of the Company on the date of grant of the Award are not eligible for Interim Milestone vesting.
II. Full Grant Metric:
The number of PSUs vesting under the 2010 Growth Grant is based on Company performance versus the following goals:

2010 Growth Grant PSU Performance Goals
Weight	Metrics	Threshold		Target		Maximum
60%	2012 PPG Adjusted Revenue	$	[**]	$	[**]	$	[**]
40%	2012 Reported Adjusted Net Income (ANI)	$	[**]	$	[**]	$	[**]
•	Adjusted Net Income means Adjusted Net Income as reported in the Corporation’s Form 10-K filing reporting the Corporation’s results for the full year 2012 and may be adjusted to exclude the following items (if any): losses from discontinued operations, the cumulative effects of changes in Generally Accepted Accounting Principles, any one-time charge or dilution resulting from any acquisition or divestiture, the effect of changes to our effective federal or state tax rates, extraordinary items of loss or expense, and any other unusual or nonrecurring items of loss or expense, including restructuring charges. In determining the final payout versus performance, the Compensation Committee may exercise discretion to include all or part of an item of loss or expense including one time and financing charges related to key strategic acquisitions or alliances.

2010 Growth Grant PSU Conversion Levels
Company Performance	Shares Granted as a Percent of PSU Target Award
Below Threshold	0%
Threshold	50%
Target	100%
Maximum	200%
Above Maximum	200%

Threshold performance must be achieved for both Reported Adjusted Net Income and PPG Adjusted Revenue for any PSUs to vest

Shares granted are ratable between Threshold, Target, and Maximum based on actual performance
In the event of an Interim Milestone vesting of PSUs, the actual number of PSUs vesting under the 2010 Growth Grant will be calculated as total PSUs scheduled to vest based on the 2010 Growth Grant PSU Conversion Levels chart above minus any units previously vested under the Interim Milestone.

Performance-Based Stock Unit Examples:
Award Received:
•	Total Number of Units Awarded: 1,000

•	Ratio of PSUs in Award: 60%

•	Award Date: March 3, 2010

•	Total Number of PSUs in award: 600 (60% of 1,000 units)
Scenario 1: Performance Based Restricted Stock Units vesting with Interim Milestone vesting
•	Interim Milestone — PPG Adjusted Total Revenue — Six quarters beginning 01/01/2010 through 06/30/2011 performance equaled $[**] (Target)

•	2012 PPG Adjusted Revenue is $[**] (100% payout)

•	2012 ANI is $[**] (50% payout)
Calculation:
(600 PSUs) multiplied by (60% PPG Adjusted Revenue weight) multiplied by (100% payout)
Plus
(600 PSUs) multiplied by (40% ANI weight) multiplied by (50% payout)
Equals
480 PSUs
Vesting Schedule:
•	Interim/First vesting event : August 15, 2011
•	PSUs vesting: 180 (30% of the 600 PSUs granted capped at target)
•	Second vesting event: March 3, 2013
•	PSUs vesting: 300 (480 PSUs based on 2012 performance goals minus 180 PSUs previously vested under Interim Milestone)
Scenario 2: Performance-Based Restricted Stock Units vesting with no Interim Milestone vesting
•	Interim Milestone — PPG Adjusted Total Revenue — Six quarters beginning 01/01/2010 through 06/30/2011 performance equaled $[**] (Miss)

•	2012 PPG Adjusted Revenue is $[**] (100% payout)

•	2012 ANI is $[**] (50% payout)
Calculation:
(600 PSUs) multiplied by (60% PPG Adjusted Revenue weight) multiplied by (100% payout)
Plus
(600 PSUs) multiplied by (40% ANI weight) multiplied by (50% payout)
Equals
480 PSUs

Vesting Schedule:
•	Vesting event: March 3, 2013
•	PSUs vesting: 480 ( 480 PSUs of the 600 PSUs for a 100% PPG Adjusted Revenue payout level and 50% Reported ANI Payout level)
Restricted Stock Unit Example:
•	Total Number of Units Awarded: 1,000

•	Ratio of PSUs in Award: 40%

•	Award Date: March 3, 2010

•	Total Number of RSUs in award: 400 (40% of 1,000 units)
Vesting Schedule:
•	First vesting event: March 3, 2011
•	RSUs vesting: 133 (one third of total RSUs granted)
•	Second vesting event: March 3, 2012
•	RSUs vesting: 133 (one third of total RSUs granted)
•	Third vesting event: March 3, 2013
•	RSUs vesting: 134 (one third of total RSUs granted)
Option Exercise Price:
The exercise price is the closing price of Wright Express stock on the award date.
Option Life:
All Options in this award will expire no later than 8 years after the award date.
Option Holding Requirement:
Option Grantees are prohibited from selling the shares acquired on exercise of the option until after the second anniversary of vesting for each tranche with the exception of sales of shares to cover the exercise price and tax withholding applicable to such exercise.